[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report

December 31, 2001

Merrill Lynch
Global SmallCap
Fund, Inc.

www.mlim.ml.com

                                        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Kenneth Chiang, Senior Vice President and Senior Portfolio Manager Hubertus Aarts, Vice President
James E. Russell, Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001

DEAR SHAREHOLDER

Portfolio Matters

For the six-month period ended December 31, 2001, the Fund's total returns for Class A, Class B, Class C and Class D Shares were -4.89%, -5.37%, -5.39% and -5.02%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) This compares to the -2.39% price return (in US dollars) for the Morgan Stanley Capital International World Small Cap Index for the same period.

In North America, the Fund's performance was hindered by stock selection in US electronic technology and US technology services sectors as well as by overweighting in the Canadian electronic technology sector. Stock selection and overweighting in the US transportation sector proved beneficial to performance relative to the benchmark.

In Europe, stock selection in Swiss electronic technology and French consumer services sectors weakened the Fund's relative performance against the benchmark.

In Asia, allocation in the South Korean financial sector, stock selection in the Japanese producer manufacturing sector and underweighting in the Japanese process industries sector fueled a positive contribution to the Fund's overall return. In addition, hedges against the Japanese yen staved off deterioration in the yen exchange rate. Stock selection and overweighting in the Japanese consumer durable sector also weakened our performance relative to the benchmark.

Investment Strategy

We remain cautiously optimistic about the prospects for small cap equities. Despite the weak earnings environment, the job market and very little opportunity for further interest rate declines after 11 successive cuts in interest rates by the Federal Reserve Board, several positives are beginning to emerge, including stabilization in economic indicators and some firmness in technology pricing for dynamic random access memory (DRAM) and components. While we believe the worst may be over in technology, we see no reason to be excited about the general market because of the prospects of a weak economic recovery amidst continued deflation. However, we are optimistic over several niche trends and businesses that comprise the opportunities in the Fund's portfolio of companies.

The US small cap market was dominated mostly by a tremendous resurgence in depressed value stocks during the past two years, while small cap growth stocks continued to underperform. We believe that opportunities still exist relative to large cap stocks as a result of the continued discount over small cap equities relative to large cap equities worldwide. In Israel, we continue to be excited by new technologies such as those of Given Imaging Ltd. that makes an ingestible pill-size microcamera with the ability to transmit photographic images to a receiver strapped to the patient's waist. This technology should revolutionize medical imaging and perhaps prevent the need for current lengthy in-patient procedures such as colonoscopy.

Restructuring opportunities following the unification of the euro dollar market should continue to force positive economic change throughout Europe. We believe smaller companies will keep on finding growth opportunities in neighboring countries as a larger common market evolves. Companies such as Ryanair Holdings PLC, based in Ireland, are taking advantage of a large European market to develop a low-cost, no-frills airline similar to Southwest Airlines Co., currently the largest airline in the world by market capitalization.

We believe Taiwan and South Korea are unique opportunities at this stage of their economic cycle. Both economies are very well poised to benefit from a marginal resumption of growth in the Organization for Economic Operation and Development. South Korea is a leader in production of electronic components including DRAMs and flat screen monitors, while Taiwan is a leader in semiconductor fabrications, golf clubs and optical disk drives. Both equity markets are at reasonable valuations relative to their growth prospects after suffering severely during the last several years as a result of the Asian crisis and the effects of the global technology bust. Premier Imaging Inc., a leading outsourcer of camera production, is poised to become the largest camera producer worldwide. Our South Korean banks, Shinhan Financial Group Co., Ltd. and Hana Bank, are well poised toward an economic recovery in North Korea as credit markets expand and loan losses decline, four years after the Asian crisis.

Finally, we are optimistic about the valuations and recovery prospects in the emerging markets of Thailand and the Philippines because of inexpensive valuations with a prospect for recovery in the coming years.

In Conclusion

For investors with a long-term focus, we believe opportunities are abundant in small company stocks globally. In US dollar terms, small cap stocks have begun outperforming large cap stocks in several cornerstone markets such as the United States, the United Kingdom and Japan. In addition, small cap stock valuations relative to growth prospects continue to be very attractive compared to those of larger companies. We believe that our diversified portfolio of small cap companies will weather current economic uncertainties. Many of our investments have the potential to emerge as tomorrow's industry leaders and Fortune 500 companies as a result of superior innovation and technology.

We thank you for your continued interest in Merrill Lynch Global SmallCap Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth Chiang

Kenneth Chiang
Senior Vice President and
Senior Portfolio Manager

February 11, 2002

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


                                     2 & 3

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                    6-Month        12-Month       Since Inception
As of June 30, 2001                              Total Return    Total Return      Total Return
==================================================================================================
ML Global SmallCap Fund, Inc. Class A Shares        -4.89%          - 9.57%           +121.50%
--------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares        -5.37           -10.47            +101.49
--------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares        -5.39           -10.49            +105.41
--------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class D Shares        -5.02           - 9.77            +113.55
==================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are from 10/21/94 for Class A & Class C Shares and from 8/05/94 for Class B & Class D Shares.

Average Annual Total Return

                                      % Return Without     % Return With
                                        Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/01                      - 9.57%           -14.32%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                    +14.80            +13.57
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/01        +11.69            +10.85
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                         % Return              % Return
                                       Without CDSC          With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/01                     -10.47%              -14.00%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                   +13.61               +13.37
--------------------------------------------------------------------------------
Inception (8/05/94) through 6/30/01        + 9.92               + 9.92
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                         % Return              % Return
                                       Without CDSC          With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/01                     -10.49%              -11.38%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                   +13.59               +13.59
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/01       +10.52               +10.52
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                       % Return Without        % Return With
                                         Sales Charge          Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/01                      - 9.77%             -14.51%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                    +14.51              +13.28
--------------------------------------------------------------------------------
Inception (8/05/94) through 6/30/01         +10.79              + 9.98
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the inception period.)
**    Assuming maximum sales charge.


                                     4 & 5

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                                            Percent
                                                Shares                                                                       of Net
EUROPE          Industries                       Held                  Investments                  Cost          Value      Assets
===================================================================================================================================
Finland         Containers & Packaging           79,000     Huhtamaki Oyj                        $ 2,435,987   $ 2,497,127    0.9%
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Finland           2,435,987     2,497,127    0.9
==================================================================================================================================
France          Airlines                         84,000     Groupe Air France                        778,261     1,229,607    0.4
                ------------------------------------------------------------------------------------------------------------------
                Automobiles                      27,600     TRIGANO                                  827,688       808,027    0.3
                ------------------------------------------------------------------------------------------------------------------
                Communications Equipment         36,800   + Wavecom SA                             1,405,902     1,382,756    0.5
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in France            3,011,851     3,420,390    1.2
==================================================================================================================================
Germany         Construction & Engineering       97,000     Hochtief AG                            2,372,502     1,347,353    0.5
                ------------------------------------------------------------------------------------------------------------------
                Distributors                     93,300     Stinnes AG                             1,942,171     1,935,632    0.7
                ------------------------------------------------------------------------------------------------------------------
                Electrical Equipment             55,100     Pfeiffer Vacuum Technology AG          2,188,489     1,726,949    0.6
                ------------------------------------------------------------------------------------------------------------------
                Food Products                   258,050     Kamps AG                               2,104,522     2,072,505    0.7
                ------------------------------------------------------------------------------------------------------------------
                IT Consulting & Services        100,000   + Thiel Logistik AG                      1,356,002     1,949,976    0.6
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Germany           9,963,686     9,032,415    3.1
==================================================================================================================================
Ireland         Airlines                        464,000   + Ryanair Holdings PLC                   2,250,134     2,892,019    1.0
                ------------------------------------------------------------------------------------------------------------------
                Containers & Packaging          954,600     Jefferson Smurfit Group PLC            1,972,467     2,056,942    0.7
                ------------------------------------------------------------------------------------------------------------------
                Food Products                   159,900     Kerry Group PLC 'A'                    1,996,611     1,971,893    0.7
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Ireland           6,219,212     6,920,854    2.4
==================================================================================================================================
Italy           Leisure Equipment & Products    900,000     Ferretti SpA                           2,474,257     2,932,978    1.0
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Italy             2,474,257     2,932,978    1.0
==================================================================================================================================
Netherlands     Distributors                    172,425     Petroplus International NV             1,951,004     2,863,283    1.0
                ------------------------------------------------------------------------------------------------------------------
                Leisure Equipment & Products    382,420     Head NV (NY Registered Shares)         2,281,379     1,284,931    0.4
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in the
                                                            Netherlands                            4,232,383     4,148,214    1.4
==================================================================================================================================
Norway          Banks                           100,000     Sparebanken NOR (Capital
                                                            Certificates)                          2,944,575     3,032,567    1.0
                ------------------------------------------------------------------------------------------------------------------
                Paper & Forest Products         117,000     Norske Skogindustrier ASA              1,814,938     2,197,998    0.8
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Norway            4,759,513     5,230,565    1.8
==================================================================================================================================
Spain           Transportation Infrastructure   246,250     Autopistas, Concesionaria
                                                            Espanola SA                            2,299,169     2,453,531    0.8
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Spain             2,299,169     2,453,531    0.8
==================================================================================================================================
Sweden          Health Care Providers &
                Services                        271,000   + Capio AB                               1,969,428     1,847,193    0.6
                ------------------------------------------------------------------------------------------------------------------
                Paper & Forest Products          62,500     Svenska Cellulosa AB (SCA) 'B'         1,201,243     1,710,011    0.6
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Sweden            3,170,671     3,557,204    1.2
==================================================================================================================================
Switzerland     Biotechnology                     2,800   + Berna Biotech AG (Registered Shares)   1,083,882     1,446,967    0.5
                ------------------------------------------------------------------------------------------------------------------
                Building Products                 8,300     Gerberit International AG
                                                            (Registered Shares)                    2,273,059     1,857,164    0.7
                ------------------------------------------------------------------------------------------------------------------
                Insurance                        72,800   + Converium Holding AG (ADR)*            1,790,152     1,776,320    0.6
                ------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                  44,000   + Actelion Ltd.                          1,723,078     2,067,096    0.7
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Switzerland       6,870,171     7,147,547    2.5
==================================================================================================================================
United Kingdom  Commercial Services &
                Supplies                        339,000     Nestor Healthcare Group PLC            2,593,583     2,688,924    0.9
                ------------------------------------------------------------------------------------------------------------------
                Construction Materials          240,000     RMC Group PLC                          2,527,177     2,162,142    0.8
                ------------------------------------------------------------------------------------------------------------------
                Metals & Mining               1,903,000     UK Coal PLC                            2,128,127     2,451,119    0.8
                ------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals               2,260,000   + SkyePharma PLC                         2,065,895     2,014,637    0.7
                ------------------------------------------------------------------------------------------------------------------
                Specialty Retail              1,350,000     Electronics Boutique PLC               1,248,410     2,691,762    0.9
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in the United
                                                            Kingdom                               10,563,192    12,008,584    4.1
==================================================================================================================================
                                                            Total Investments in Europe           56,000,092    59,349,409   20.4
==================================================================================================================================
LATIN AMERICA
==================================================================================================================================
Brazil          Paper & Forest Products         160,000     Aracruz Celulose SA (ADR)*             2,802,429     2,908,800    1.0
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Latin America     2,802,429     2,908,800    1.0
==================================================================================================================================
MIDDLE EAST
==================================================================================================================================
Israel          Health Care Equipment &
                Supplies                         15,000   + Given Imaging Ltd.                       180,000       267,900    0.1
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in the Middle East     180,000       267,900    0.1
==================================================================================================================================
NORTH AMERICA
==================================================================================================================================
Bermuda         Hotels, Restaurants & Leisure   100,000   + Orient Express Hotels Ltd. 'A'         1,549,272     1,810,000    0.6
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Bermuda           1,549,272     1,810,000    0.6
==================================================================================================================================
Canada          Health Care Providers &
                Services                        124,100   + Dynacare Inc.                          1,609,696     2,069,988    0.7
                ------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Canada            1,609,696     2,069,988    0.7
==================================================================================================================================
United States   Aerospace & Defense              76,500   + United Defense Industries, Inc.        1,453,500     1,610,325    0.6
                ------------------------------------------------------------------------------------------------------------------
                Airlines                         64,500   + AMR Corporation                        1,178,338     1,429,965    0.5
                                                 56,600   + Continental Airlines, Inc. (Class B)   1,150,112     1,483,486    0.5
                                                                                                   ---------     ---------    ----
                                                                                                   2,328,450     2,913,451    1.0
                ------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

NORTH                                                                                                                       Percent
AMERICA                                         Shares                                                                       of Net
(continued)     Industries                       Held                  Investments                  Cost          Value      Assets
===================================================================================================================================
United States  Auto Components                   59,200     BorgWarner, Inc.                     $  2,778,169   $  3,093,200   1.1%
(continued)                                     108,000   + Lear Corporation                        3,663,356      4,119,120   1.4
                                                                                                 ------------   ------------   ----
                                                                                                    6,441,525      7,212,320   2.5
               --------------------------------------------------------------------------------------------------------------------
               Banks                             70,600     Astoria Financial Corporation           1,683,924      1,868,076   0.6
                                                 61,000     City National Corporation               2,552,840      2,857,850   1.0
                                                106,800     Dime Bancorp (Warrants) (a)                25,315         14,952   0.0
                                                107,000     Pacific Century Financial
                                                            Corporation                             2,414,534      2,770,230   0.9
                                                230,000     Sovereign Bancorp, Inc.                 2,840,931      2,815,200   1.0
                                                 60,000     UCBH Holdings, Inc.                     1,645,367      1,698,000   0.6
                                                                                                 ------------   ------------   ----
                                                                                                   11,162,911     12,024,308   4.1
               --------------------------------------------------------------------------------------------------------------------
               Biotechnology                    165,000   + BioMarin Pharmaceutical Inc.            1,995,000      2,215,950   0.8
                                                  7,500   + Invitrogen Corporation                    412,500        464,475   0.1
                                                  8,400   + Protein Design Labs, Inc.                 222,472        275,520   0.1
                                                 70,800   + SFBC International, Inc.                1,150,500      1,432,284   0.5
                                                                                                 ------------   ------------   ----
                                                                                                    3,780,472      4,388,229   1.5
               --------------------------------------------------------------------------------------------------------------------
               Chemicals                        109,500     Solutia Inc.                            1,368,222      1,535,190   0.5
               --------------------------------------------------------------------------------------------------------------------
               Commercial Services &             19,300   + AMN Healthcare Services, Inc.             328,100        528,820   0.2
               Supplies                          90,600   + Weight Watchers International, Inc.     2,174,400      3,064,092   1.0
                                                                                                 ------------   ------------   ----
                                                                                                    2,502,500      3,592,912   1.2
               --------------------------------------------------------------------------------------------------------------------
               Communications Equipment          99,000   + AudioCodes Ltd.                           864,247        554,400   0.2
                                                227,800   + Turnstone Systems, Inc.                 1,555,035        904,366   0.3
                                                                                                 ------------   ------------   ---
                                                                                                    2,419,282      1,458,766   0.5
               --------------------------------------------------------------------------------------------------------------------
               Electric Utilities                91,200   + Calpine Corporation                     1,233,322      1,531,248   0.5
                                                 33,600     DTE Energy Company                      1,301,543      1,409,184   0.5
                                                                                                 ------------   ------------   ----
                                                                                                    2,534,865      2,940,432   1.0
               --------------------------------------------------------------------------------------------------------------------
               Electrical Equipment             108,900   + Benchmark Electronics, Inc.             2,061,809      2,064,744   0.7
                                                101,300   + Rayovac Corporation                     1,975,350      1,782,880   0.6
                                                                                                 ------------   ------------   ----
                                                                                                    4,037,159      3,847,624   1.3
               --------------------------------------------------------------------------------------------------------------------
               Electronic Equipment &
               Instruments                       10,900   + Optimal Robotics Corp. (Class A)          282,123        383,789   0.1
               --------------------------------------------------------------------------------------------------------------------
               Energy Equipment & Service       187,000   + Key Energy Services, Inc.               1,882,324      1,720,400   0.6
               --------------------------------------------------------------------------------------------------------------------
               Food Products                    236,600   + Del Monte Foods Company                 2,047,122      2,013,466   0.7
               --------------------------------------------------------------------------------------------------------------------
               Health Care Providers &           75,400   + AmeriPath, Inc.                         2,019,044      2,415,816   0.8
               Services                          42,500   + Centene Corporation                       595,000        932,875   0.3
                                                 50,000   + MedQuist Inc.                           1,128,921      1,462,500   0.5
                                                113,000   + PSS World Medical, Inc.                   651,217        920,950   0.3
                                                113,300   + VCA Antech, Inc.                        1,133,000      1,359,600   0.5
                                                                                                 ------------   ------------   ----
                                                                                                    5,527,182      7,091,741   2.4
               --------------------------------------------------------------------------------------------------------------------
               Hotels, Restaurants & Leisure    116,600   + AFC Enterprises, Inc.                   2,055,020      3,309,108   1.1
                                                107,000   + MGM Mirage Inc.                         2,550,452      3,089,090   1.1
                                                130,000   + Mandalay Resort Group                   2,337,345      2,782,000   1.0
                                                 79,000     Starwood Hotels & Resorts
                                                            Worldwide, Inc.                         2,050,643      2,358,150   0.8
                                                                                                 ------------   ------------   ----
                                                                                                    8,993,460     11,538,348   4.0
               --------------------------------------------------------------------------------------------------------------------
               IT Consulting & Services          74,900   + Tanning Technology Corporation            283,281        240,429   0.1
               --------------------------------------------------------------------------------------------------------------------
               Industrial Conglomerates          57,500     Textron, Inc.                           3,009,089      2,383,950   0.8
               --------------------------------------------------------------------------------------------------------------------
               Insurance                         17,000     Everest Re Group, Ltd.                    587,520      1,201,900   0.4
               --------------------------------------------------------------------------------------------------------------------
               Internet Software & Service      177,900   + Interwoven, Inc.                        1,734,312      1,732,746   0.6
                                                 37,700   + Travelocity.com Inc.                      928,174      1,080,859   0.4
                                                                                                 ------------   ------------   ----
                                                                                                    2,662,486      2,813,605   1.0
               --------------------------------------------------------------------------------------------------------------------
               Leisure Equipment & Products      90,000   + Take-Two Interactive Software, Inc.     1,168,435      1,455,300   0.5
               --------------------------------------------------------------------------------------------------------------------
               Machinery                         34,200     Cummins Engine Company, Inc.            1,228,378      1,318,068   0.5
                                                118,000   + Flowserve Corporation                   2,811,409      3,139,980   1.1
                                                 59,000     The Manitowoc Co., Inc.                 1,487,945      1,834,900   0.6
                                                 51,700   + Mettler-Toledo International            2,274,183      2,680,645   0.9
                                                 25,200   + SPX Corporation                         2,002,723      3,449,880   1.2
                                                                                                 ------------   ------------   ----
                                                                                                    9,804,638     12,423,473   4.3
               --------------------------------------------------------------------------------------------------------------------
               Media                             48,800     A.H. Belo Corporation (Class A)           816,422        915,000   0.3
                                                 48,300   + Catalina Marketing Corporation          1,619,722      1,676,010   0.6
                                                 77,200   + Emmis Communications Corporation
                                                            (Class A)                               1,435,210      1,820,376   0.6
                                                256,500     Penton Media, Inc.                      1,616,239      1,605,690   0.5
                                                                                                 ------------   ------------   ----
                                                                                                    5,487,593      6,017,076   2.0
               --------------------------------------------------------------------------------------------------------------------
               Multiline Retail                 100,000   + Federated Department Stores, Inc.       3,063,872      4,090,000   1.4
                                                 74,500   + The Neiman Marcus Group, Inc.
                                                            (Class A)                               2,017,088      2,314,715   0.8
                                                                                                 ------------   ------------   ----
                                                                                                    5,080,960      6,404,715   2.2
               --------------------------------------------------------------------------------------------------------------------
               Multi-Utilities                   62,400     Vectren Corporation                     1,327,152      1,496,352   0.5
               --------------------------------------------------------------------------------------------------------------------
               Oil & Gas                        368,600   + Chesapeake Energy Corporation           2,491,901      2,436,446   0.8
                                                 42,800     EOG Resources, Inc.                     1,517,299      1,673,908   0.6
                                                                                                 ------------   ------------   ----
                                                                                                    4,009,200      4,110,354   1.4
               --------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

NORTH                                                                                                                       Percent
AMERICA                                         Shares                                                                       of Net
(concluded)     Industries                       Held                  Investments                  Cost          Value      Assets
===================================================================================================================================
United States  Paper & Forest Products           82,000     Louisiana-Pacific Corporation        $    559,512   $    692,080   0.2%
(concluded)                                      70,400     The Mead Corporation                    2,119,864      2,174,656   0.8
                                                                                                 ------------   ------------   ----
                                                                                                    2,679,376      2,866,736   1.0
               --------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals                   23,700   + American Pharmaceutical Partners,
                                                            Inc.                                      379,200        492,723   0.2
               --------------------------------------------------------------------------------------------------------------------
               Road & Rail                       48,400   + Arkansas Best Corporation                 783,114      1,394,888   0.5
                                                 36,100     Roadway Express, Inc.                     844,302      1,324,870   0.4
                                                                                                 ------------   ------------   ----
                                                                                                    1,627,416      2,719,758   0.9
               --------------------------------------------------------------------------------------------------------------------
               Semiconductor Equipment &         74,900   + ANADIGICS, Inc.                         1,435,503      1,142,225   0.4
               Products                         118,600   + Amkor Technology, Inc.                  2,157,682      1,889,298   0.6
                                                 54,200   + Exar Corporation                        1,181,021      1,130,612   0.4
                                                116,381   + TriQuint Semiconductor, Inc.            1,939,636      1,425,667   0.5
                                                                                                 ------------   ------------   ----
                                                                                                    6,713,842      5,587,802   1.9
               --------------------------------------------------------------------------------------------------------------------
               Specialty Retail                 140,000   + Abercrombie & Fitch Co. (Class A)       2,675,270      3,714,200   1.3
                                                161,400     Intimate Brands, Inc.                   2,056,461      2,398,404   0.8
                                                                                                 ------------   ------------   ----
                                                                                                    4,731,731      6,112,604   2.1
               --------------------------------------------------------------------------------------------------------------------
               Textiles & Apparel                40,000   + Jones Apparel Group, Inc.               1,241,800      1,326,800   0.5
               --------------------------------------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services                          30,200   + Price Communications Corporation          594,940        576,517   0.2
               --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in the United
                                                            States                                108,149,756    122,501,395  42.0
===================================================================================================================================
                                                            Total Investments in North America    111,308,724    126,381,383  43.3
===================================================================================================================================
PACIFIC BASIN
===================================================================================================================================
China          Automobiles                       36,600     Brilliance China Automotive
                                                            Holdings Limited (ADR)*                   942,893        686,250   0.2
                                              5,744,000     Qingling Motor Company 'H'                583,925        854,466   0.3
                                                                                                 ------------   ------------   ----
                                                                                                    1,526,818      1,540,716   0.5
               --------------------------------------------------------------------------------------------------------------------
               Metals & Mining                   51,200   + Aluminum Corporation of China
                                                            Limited (ADR)*                            905,727        894,976   0.3
               --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in China              2,432,545      2,435,692   0.8
===================================================================================================================================
Hong Kong      Commercial Services &
               Supplies                         892,000   + Travelsky Technology Limited 'H'          704,494        692,058   0.2
               --------------------------------------------------------------------------------------------------------------------
               Food Products                  5,600,000   + Euro-Asia Agricultural (Holdings)
                                                            Company Limited                         1,266,231      1,314,200   0.5
               --------------------------------------------------------------------------------------------------------------------
               Real Estate                    6,940,000     China Resources Beijing Land
                                                            Limited                                 1,402,584      1,361,674   0.5
                                                600,000     Trans-Ocean Investment and
                                                            Technology Limited                         72,416         70,788   0.0
                                                                                                 ------------   ------------   ----
                                                                                                    1,475,000      1,432,462   0.5
               --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Hong Kong          3,445,725      3,438,720   1.2
===================================================================================================================================
India          Banks                            144,600   + HDFC Bank Ltd. (ADR)*                   2,022,317      2,103,930   0.7
               --------------------------------------------------------------------------------------------------------------------
               Diversified Telecommunication    117,700   + Mahanagar Telephone Nigam Limited
               Services                                     (ADR)*                                    708,885        707,377   0.3
               --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in India              2,731,202      2,811,307   1.0
===================================================================================================================================
Indonesia      Tobacco                       12,502,500     PT Hanjaya Mandala Sampoerna Tbk        3,354,853      3,846,923   1.3
               --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Indonesia          3,354,853      3,846,923   1.3
===================================================================================================================================
Japan          Auto Components                  218,000     Stanley Electric Co., Ltd.              1,798,512      1,661,697   0.6
               --------------------------------------------------------------------------------------------------------------------
               Automobiles                          500     Daihatsu Motor Co., Ltd.                    2,018          1,972   0.0
                                                 32,300     Yamaha Motor Co., Ltd.                    181,338        196,422   0.0
                                                                                                 ------------   ------------   ----
                                                                                                      183,356        198,394   0.0
               --------------------------------------------------------------------------------------------------------------------
               Beverages                        203,000     Kirin Brewery Company, Ltd.             1,402,358      1,451,328   0.5
               --------------------------------------------------------------------------------------------------------------------
               Construction & Engineering        58,000     Chudenko Corporation                      833,149        751,885   0.3
                                                284,000     Okumura Corporation                     1,237,823        697,757   0.2
                                                                                                 ------------   ------------   ----
                                                                                                    2,070,972      1,449,642   0.5
               --------------------------------------------------------------------------------------------------------------------
               Electrical Equipment             195,000     Kinden Corporation                      1,225,514        912,063   0.3
               --------------------------------------------------------------------------------------------------------------------
               Electronic Equipment &            55,800     Kinseki Limited                           253,077        200,533   0.1
               Instruments
               --------------------------------------------------------------------------------------------------------------------
               Food & Drug Retailing             31,000     Sugi Pharmacy Co., Ltd.                 1,073,243      1,419,197   0.5
               --------------------------------------------------------------------------------------------------------------------
               Food Products                    120,000     Yakult Honsha Co., Ltd.                 1,318,515        897,299   0.3
               --------------------------------------------------------------------------------------------------------------------
               Health Care                       99,900     Colin Corporation                       4,560,935      5,488,173   1.9
               Equipment & Supplies              93,000     Nipro Corporation                       1,243,490      1,252,442   0.4
                                                                                                 ------------   ------------   ----
                                                                                                    5,804,425      6,740,615   2.3
               --------------------------------------------------------------------------------------------------------------------
               Household Durables                31,600     Goldcrest Co., Ltd.                     1,455,801      1,171,799   0.4
               --------------------------------------------------------------------------------------------------------------------
               IT Consulting & Services         200,700     Nihon Unisys, Ltd.                      1,385,140      1,240,401   0.4
               --------------------------------------------------------------------------------------------------------------------
               Leisure Equipment & Product       80,000     Aruze Corporation                       2,866,919      1,580,955   0.5
               --------------------------------------------------------------------------------------------------------------------
               Machinery                         32,200     Union Tool Co.                          1,612,217      1,176,850   0.4
               --------------------------------------------------------------------------------------------------------------------
               Media                                 85     Dentsu Inc.                               291,095        380,703   0.1
               --------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals                   68,000     Kissei Pharmaceutical Co., Ltd.         1,022,950        992,553   0.3
                                                 62,000     Kyorin Pharmaceutical Co., Ltd.         1,536,111      1,608,424   0.6
                                                250,000     Welfide Corporation                     2,229,836      2,819,319   1.0
                                                                                                 ------------   ------------   ----
                                                                                                    4,788,897      5,420,296   1.9
               --------------------------------------------------------------------------------------------------------------------
               Software                          43,000     Capcom Company, Ltd.                    1,358,622      1,138,486   0.4
               --------------------------------------------------------------------------------------------------------------------


                                    10 & 11

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

PACIFIC                                                                                                                     Percent
BASIN                                           Shares                                                                       of Net
(concluded)     Industries                       Held                  Investments                  Cost          Value      Assets
===================================================================================================================================
Japan          Specialty Retail                     621     Kyoto Kimono Yuzen Co., Ltd.         $  2,275,925   $  1,705,784   0.6%
(concluded)                                      24,000     Yamada Denki                            2,101,251      1,684,725   0.6
                                                                                                 ------------   ------------  -----
                                                                                                    4,377,176      3,390,509   1.2
               --------------------------------------------------------------------------------------------------------------------
               Textiles & Apparel               470,000     Gunze Limited                           1,732,128      1,699,832   0.6
                                                106,000     Tokyo Style Co., Ltd.                   1,208,416        909,080   0.3
                                                                                                 ------------   ------------  -----
                                                                                                    2,940,544      2,608,912   0.9
               --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Japan             36,206,383     33,039,679  11.3
===================================================================================================================================
Philippines    Diversified
               Telecommunication                160,900     Philippine Long Distance Telephone
               Services                                     Company                                 1,776,943      1,301,856   0.4
               --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in the
                                                            Philippines                             1,776,943      1,301,856   0.4
===================================================================================================================================
Singapore      Airlines                          45,000     Singapore Airlines Limited                211,255        268,075   0.1
               --------------------------------------------------------------------------------------------------------------------
               Food Products                    620,000     Cerebos Pacific Limited                 1,174,575        698,402   0.2
               --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Singapore          1,385,830        966,477   0.3
===================================================================================================================================
South Korea    Banks                            264,992     Hana Bank                               1,761,615      3,409,490   1.2
               --------------------------------------------------------------------------------------------------------------------
               Diversified Financials           268,530   + Shinhan Financial Group Co., Ltd.       2,101,389      3,587,896   1.2
               --------------------------------------------------------------------------------------------------------------------
               Real Estate                       14,000   + Kangwon Land Inc.                       1,550,769      1,412,257   0.5
               --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in South Korea        5,413,773      8,409,643   2.9
===================================================================================================================================
Taiwan         Chemicals                      1,432,000     Formosa Chemicals & Fibre
                                                            Corporation                               980,454        961,761   0.3
               --------------------------------------------------------------------------------------------------------------------
               Diversified Financials         3,591,000     Masterlink Securities Corp.             1,499,422      1,364,970   0.5
               --------------------------------------------------------------------------------------------------------------------
               Leisure Equipment & Products     203,463     Premier Image Technology Corp.
                                                            (GDR)**                                 1,863,382      1,943,072   0.7
               --------------------------------------------------------------------------------------------------------------------
               Semiconductor Equipment &         47,000     MediaTek Incorporation                    374,878        789,826   0.3
               Products
               --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Taiwan             4,718,136      5,059,629   1.8
===================================================================================================================================
Thailand       Construction Materials             6,400   + The Siam Cement Public Company
                                                            Limited                                    53,695         76,401   0.0
               --------------------------------------------------------------------------------------------------------------------
               Oil & Gas                        645,800   + PTT Public Company Limited                514,689        503,733   0.2
               --------------------------------------------------------------------------------------------------------------------
                                                            Total Investments in Thailand             568,384        580,134   0.2
===================================================================================================================================
                                                            Total Investments in the Pacific
                                                            Basin                                  62,033,774     61,890,060  21.2
===================================================================================================================================

SHORT-TERM                                     Face
SECURITIES                                    Amount                Issue
===================================================================================================================================
               Commercial Paper***          $13,113,000     General Motors Acceptance Corp.,
                                                            1.98% due 1/02/2002                    13,112,279     13,112,279   4.5
               --------------------------------------------------------------------------------------------------------------------
               US Government & Agency        11,814,000     Federal Home Loan Bank, 1.67%
               Obligations***                               due 1/09/2002                          11,809,616     11,809,616   4.0
                                              1,400,000     US Treasury Bills, 1.60%
                                                            due 1/17/2002 (b)                       1,399,004      1,399,004   0.5
                                                                                                 ------------   ------------  -----
                                                                                                   13,208,620     13,208,620   4.5
               --------------------------------------------------------------------------------------------------------------------

                                                            Total Investments in Short-Term
                                                            Securities                             26,320,899     26,320,899   9.0
===================================================================================================================================
                Total Investments                                                                $258,645,918    277,118,451  95.0
                                                                                                 ============
                Variation Margin on Financial Futures Contracts****                                                 (324,000) (0.1)

                Unrealized Appreciation on Forward Foreign Exchange Contracts*****                                 1,594,330   0.6

                Other Assets Less Liabilities                                                                     13,165,717   4.5
                                                                                                                ------------ ------
                                                                                                                $291,554,498 100.0%
                Net Assets                                                                                      ============ ======
===================================================================================================================================


   +  Non-income producing security.
   *  American Depositary Receipts (ADR).
  **  Global Depositary Receipts (GDR).
 *** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**** Financial futures contracts purchased as of December 31, 2001 were as follows:

--------------------------------------------------------------------------------
Number of                              Expiration
Contracts           Issue                 Date             Value
--------------------------------------------------------------------------------
    80        NASDAQ 100 Futures        March 2002       $12,668,000
--------------------------------------------------------------------------------
Total Financial Futures Contracts Purchased
(Total Contract Price -- $13,800,400)                    $12,668,000
                                                         ===========
--------------------------------------------------------------------------------

See Notes to Financial Statements.

***** Forward foreign exchange contracts as of December 31, 2001 were as follows:

--------------------------------------------------------------------------------
Foreign                      Settlement                  Unrealized
Currency Sold                   Date                    Appreciation
--------------------------------------------------------------------------------
(Yen) 2,933,832,000          January 2002                 $1,594,330

--------------------------------------------------------------------------------
Total Unrealized Appreciation on Forward
Foreign Exchange Contracts
(US$ Commitment--$24,000,000)                             $1,594,330
                                                          ==========
--------------------------------------------------------------------------------

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) All or a portion of security held as collateral in connection with open financial futures contracts.


                                    12 & 13

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001

STATEMENT OF ASSETS AND LIABILITIES

                As of December 31, 2001
================================================================================================================================
Assets:         Investments, at value (including securities loaned of $17,873,325)
                (identified cost--$258,645,918) ................................................                  $  277,118,451
                Investments held as collateral for loaned securities, at value .................                      18,785,435
                Unrealized appreciation on forward foreign exchange contracts ..................                       1,594,330
                Cash ...........................................................................                          43,404
                Foreign cash ...................................................................                      10,694,749
                Receivables:
                  Securities sold ..............................................................   $ 4,092,454
                  Capital shares sold ..........................................................       942,304
                  Dividends ....................................................................       168,478
                  Loaned securities ............................................................         3,733         5,206,969
                                                                                                   ----------
                Prepaid registration fees and other assets .....................................                          49,928
                                                                                                                  --------------
                Total assets ...................................................................                     313,493,266
                                                                                                                  --------------
================================================================================================================================
Liabilities:    Collateral on securities loaned, at value ......................................                      18,785,435
                Payables:
                  Capital shares redeemed ......................................................     1,020,919
                  Securities purchased .........................................................       741,877
                  Forward foreign exchange contracts ...........................................       498,870
                  Variation margin .............................................................       324,000
                  Investment adviser ...........................................................       206,472
                  Distributor ..................................................................       147,077         2,939,215
                                                                                                   -----------
                Accrued expenses and other liabilities .........................................                         214,118
                                                                                                                  --------------
                Total liabilities ..............................................................                      21,938,768
                                                                                                                  --------------
================================================================================================================================
Net Assets:     Net assets .....................................................................                  $  291,554,498
                                                                                                                  ==============
================================================================================================================================
Net Assets      Class A Common Stock, $.10 par value, 100,000,000 shares authorized ............                  $      410,997
Consist of:     Class B Common Stock, $.10 par value, 100,000,000 shares authorized ............                         690,121
                Class C Common Stock, $.10 par value, 100,000,000 shares authorized ............                         283,622
                Class D Common Stock, $.10 par value, 100,000,000 shares authorized ............                         347,215
                Paid-in capital in excess of par ...............................................                     304,541,641
                Accumulated investment loss--net ...............................................                      (1,406,291)
                Accumulated realized capital losses on investments and foreign currency
                transactions--net ..............................................................                     (32,090,338)
                Unrealized appreciation on investments and foreign currency transactions--net ..                      18,777,531
                                                                                                                  --------------
                Net assets .....................................................................                  $  291,554,498
                                                                                                                  ==============
================================================================================================================================
Net Asset       Class A--Based on net assets of $70,124,835 and 4,109,971 shares outstanding ...                  $        17.06
Value:                                                                                                            ==============
                Class B--Based on net assets of $115,645,259 and 6,901,208 shares outstanding ..                  $        16.76
                                                                                                                  ==============
                Class C--Based on net assets of $46,859,382 and 2,836,224 shares outstanding ...                  $        16.52
                                                                                                                  ==============
                Class D--Based on net assets of $58,925,022 and 3,472,153 shares outstanding ...                  $        16.97
                                                                                                                  ==============
================================================================================================================================

                See Notes to Financial Statements

STATEMENT OF OPERATIONS

                For the Six Months Ended December 31, 2001
================================================================================================================================
Investment      Dividends (net of $74,773 foreign withholding tax) .............................                  $    1,032,036
Income:         Interest .......................................................................                         332,562
                Securities lending--net ........................................................                          28,999
                                                                                                                  --------------
                Total income ...................................................................                       1,393,597
                                                                                                                  --------------
================================================================================================================================
Expenses:       Investment advisory fees .......................................................   $ 1,199,267
                Account maintenance and distribution fees--Class B .............................       580,150
                Account maintenance and distribution fees--Class C .............................       213,704
                Transfer agent fees--Class B ...................................................       135,956
                Accounting services ............................................................        75,300
                Custodian fees .................................................................        72,912
                Account maintenance fees--Class D ..............................................        69,943
                Transfer agent fees--Class A ...................................................        68,387
                Transfer agent fees--Class D ...................................................        56,708
                Transfer agent fees--Class C ...................................................        52,361
                Professional fees ..............................................................        48,507
                Registration fees ..............................................................        39,773
                Printing and shareholder reports ...............................................        36,821
                Directors' fees and expenses ...................................................        25,742
                Pricing fees ...................................................................         2,645
                Other ..........................................................................        16,479
                                                                                                   -----------
                Total expenses .................................................................                       2,694,655
                                                                                                                  --------------
                Investment loss--net ...........................................................                      (1,301,058)
                                                                                                                  --------------
================================================================================================================================
Realized &      Realized loss from:
Unrealized        Investments--net .............................................................   (13,830,902)
Gain (Loss)       Foreign currency transactions--net ...........................................    (1,176,856)      (15,007,758)
on Investments                                                                                     -----------
& Foreign       Change in unrealized appreciation/depreciation on:
Currency          Investments--net .............................................................    (1,092,108)
Transactions--    Foreign currency transactions--net ...........................................     1,573,080           480,972
Net:                                                                                               -----------    --------------
                Net Decrease in Net Assets Resulting from Operations ...........................                  $  (15,827,844)
                                                                                                                  ==============
================================================================================================================================

See Notes to Financial Statements


                                    14 & 15

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Six        For the
                                                                                                  Months Ended      Year Ended
                                                                                                  December 31,       June 30,
                   Increase (Decrease) in Net Assets:                                                 2001             2001
===============================================================================================================================
Operations:        Investment loss--net ......................................................   $  (1,301,058)   $    (653,231)
                   Realized loss on investments and foreign currency transactions--net .......     (15,007,758)      (9,877,671)
                   Change in unrealized appreciation/depreciation on investments and foreign
                   currency transactions--net ................................................         480,972       (2,193,786)
                                                                                                 -------------    -------------
                   Net decrease in net assets resulting from operations ......................     (15,827,844)     (12,724,688)
                                                                                                 -------------    -------------
===============================================================================================================================
Dividends &        Investment income--net:
Distributions to     Class A .................................................................      (1,491,909)              --
Shareholders:        Class B .................................................................      (1,411,903)              --
                     Class C .................................................................        (589,281)              --
                     Class D .................................................................      (1,088,500)              --
                   Realized gain on investments--net:
                     Class A .................................................................         (60,558)      (1,964,819)
                     Class B .................................................................        (106,728)      (3,639,326)
                     Class C .................................................................         (37,227)      (1,027,008)
                     Class D .................................................................         (47,978)      (1,137,592)
                   In excess of realized gain on investments--net:
                     Class A .................................................................              --         (461,017)
                     Class B .................................................................              --         (853,916)
                     Class C .................................................................              --         (240,973)
                     Class D .................................................................              --         (266,920)
                                                                                                 -------------    -------------
                   Net decrease in net assets resulting from dividends and distributions to
                   shareholders ..............................................................      (4,834,084)      (9,591,571)
                                                                                                 -------------    -------------
===============================================================================================================================
Capital Share      Net increase in net assets derived from capital share transactions ........      15,602,559      136,499,377
Transactions:                                                                                    -------------    -------------
===============================================================================================================================
Net Assets:        Total increase (decrease) in net assets ...................................      (5,059,369)     114,183,118
                   Beginning of period .......................................................     296,613,867      182,430,749
                                                                                                 -------------    -------------
                   End of period* ............................................................   $ 291,554,498    $ 296,613,867
                                                                                                 =============    =============
===============================================================================================================================
                 * Undistributed (accumulated) investment income (loss)--net .................   $  (1,406,291)   $   4,476,360
                                                                                                 =============    =============
===============================================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                  Class A
                 The following per share data and ratios have          ------------------------------------------------------------
                 been derived from information provided in             For the Six
                 the financial statements.                             Months Ended              For the Year Ended June 30,
                                                                       December 31,    --------------------------------------------
                 Increase (Decrease) in Net Asset Value:                  2001           2001       2000        1999         1998
===================================================================================================================================
Per Share        Net asset value, beginning of period ................  $  18.33       $  19.84   $  10.46    $   9.45     $  10.69
Operating                                                               --------       --------   --------    --------     --------
Performance:     Investment income (loss)--net+ ......................      (.02)           .08        .02        (.06)        (.01)
                 Realized and unrealized gain (loss) on investments
                 and foreign currency transactions--net ..............      (.86)          (.77)      9.36        1.26         (.81)
                                                                        --------       --------   --------    --------     --------
                 Total from investment operations ....................      (.88)          (.69)      9.38        1.20         (.82)
                                                                        --------       --------   --------    --------     --------
                 Less dividends and distributions:
                   Investment income--net ............................      (.37)            --         --        (.19)          --
                   In excess of investment income--net ...............        --             --         --          --           --
                   Realized gain on investments--net .................      (.02)          (.66)        --          --           --
                   In excess of realized gain on investments--net ....        --           (.16)        --          --         (.42)
                                                                        --------       --------   --------    --------     --------
                 Total dividends and distributions ...................      (.39)          (.82)        --        (.19)        (.42)
                                                                        --------       --------   --------    --------     --------
                 Net asset value, end of period ......................  $  17.06       $  18.33   $  19.84    $  10.46     $   9.45
                                                                        ========       ========   ========    ========     ========
===================================================================================================================================
Total            Based on net asset value per share ..................    (4.89%)@       (3.60%)    89.67%      13.24%       (7.15%)
Investment                                                              ========       ========   ========    ========     ========
Return:**
===================================================================================================================================
Ratios to        Expenses ............................................     1.28%*         1.28%      1.32%       2.10%        1.63%
Average                                                                 ========       ========   ========    ========     ========
Net Assets:      Investment income (loss)--net .......................     (.29%)*         .42%       .12%       (.68%)       (.15%)
                                                                        ========       ========   ========    ========     ========
===================================================================================================================================
Supplemental     Net assets, end of period (in thousands) ............  $ 70,125       $ 71,194   $ 38,039    $  4,239     $  4,376
Data:                                                                   ========       ========   ========    ========     ========
                 Portfolio turnover ..................................    76.82%        179.58%    215.09%     228.19%       52.73%
                                                                        ========       ========   ========    ========     ========
===================================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
 @    Aggregate total investment return.

     See Notes to Financial Statements.


                                    16 & 17

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                Class B
                   The following per share data and ratios have      --------------------------------------------------------------
                   been derived from information provided in         For the Six
                   the financial statements.                         Months Ended              For the Year Ended June 30,
                                                                     December 31,    ----------------------------------------------
                   Increase (Decrease) in Net Asset Value:               2001          2001         2000         1999         1998
===================================================================================================================================
Per Share          Net asset value, beginning of period ............. $  17.93       $  19.51     $   10.39    $   9.28    $  10.54
Operating                                                             --------       --------      --------    --------    --------
Performance:       Investment loss--net+ ............................     (.11)          (.12)         (.19)       (.15)       (.12)
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...........     (.84)          (.75)         9.31        1.26        (.78)
                                                                      --------       --------      --------    --------    --------
                   Total from investment operations .................     (.95)          (.87)         9.12        1.11        (.90)
                                                                      --------       --------      --------    --------    --------
                   Less dividends and distributions:
                     Investment income--net .........................     (.20)            --            --          --++        --
                     In excess of investment income--net ............       --             --            --          --          --
                     Realized gain on investments--net ..............     (.02)          (.58)           --          --          --
                     In excess of realized gain on investments--net ..      --           (.13)           --          --        (.36)
                                                                      --------       --------      --------    --------    --------
                   Total dividends and distributions ................     (.22)          (.71)           --          --        (.36)
                                                                      --------       --------      --------    --------    --------
                   Net asset value, end of period ................... $  16.76       $  17.93      $  19.51    $  10.39    $   9.28
                                                                      ========       ========      ========    ========    ========
===================================================================================================================================
Total Investment   Based on net asset value per share ...............   (5.37%)@       (4.57%)       87.78%      12.01%      (8.15%)
Return:**                                                             ========       ========      ========    ========    ========
===================================================================================================================================
Ratios to          Expenses .........................................    2.31%*         2.30%         2.43%       3.16%       2.67%
Average                                                               ========       ========      ========    ========    ========
Net Assets:        Investment loss--net .............................   (1.32%)*        (.64%)       (1.16%)     (1.74%)     (1.25%)
                                                                      ========       ========      ========    ========    ========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ......... $115,645       $127,867      $ 97,975    $ 34,320    $ 57,424
Data:                                                                 ========       ========      ========    ========    ========
                   Portfolio turnover ...............................   76.82%        179.58%       215.09%     228.19%      52.73%
                                                                      ========       ========      ========    ========    ========
===================================================================================================================================

                                                                                                Class C
                   The following per share data and ratios have      --------------------------------------------------------------
                   been derived from information provided in         For the Six
                   the financial statements.                         Months Ended              For the Year Ended June 30,
                                                                     December 31,    ----------------------------------------------
                   Increase (Decrease) in Net Asset Value:               2001          2001         2000         1999         1998
===================================================================================================================================
Per Share          Net asset value, beginning of period ............. $  17.72       $  19.34     $  10.30    $   9.25    $  10.52
Operating                                                             --------       --------     --------    --------    --------
Performance:       Investment loss--net+ ............................     (.11)          (.11)        (.15)       (.15)       (.12)
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...........     (.83)          (.75)        9.19        1.25        (.79)
                                                                      --------       --------     --------    --------    --------
                   Total from investment operations .................     (.94)          (.86)        9.04        1.10        (.91)
                                                                      --------       --------     --------    --------    --------

                   Less dividends and distributions:
                     Investment income--net .........................     (.24)            --           --        (.05)         --
                     In excess of investment income--net ............       --             --           --          --          --
                     Realized gain on investments--net ..............     (.02)          (.62)          --          --          --
                     In excess of realized gain on investments--net .       --           (.14)          --          --        (.36)
                                                                      --------       --------     --------    --------    --------
                   Total dividends and distributions ................     (.26)          (.76)          --        (.05)       (.36)
                                                                      --------       --------     --------    --------    --------
                   Net asset value, end of period ................... $  16.52       $  17.72     $  19.34    $  10.30    $   9.25
                                                                      ========       ========     ========    ========    ========
===================================================================================================================================
Total Investment   Based on net asset value per share ...............   (5.39%)@       (4.57%)      87.77%      12.08%      (8.19%)
Return:**                                                             ========       ========     ========    ========    ========
===================================================================================================================================
Ratios to          Expenses .........................................    2.32%*         2.32%        2.35%       3.17%       2.69%
Average                                                               ========       ========     ========    ========    ========
Net Assets:        Investment loss--net .............................   (1.33%)*        (.61%)       (.89%)     (1.76%)     (1.23%)
                                                                      ========       ========     ========    ========    ========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ......... $ 46,859       $ 41,920     $ 19,511    $  2,623    $  4,312
Data:                                                                 ========       ========     ========    ========    ========
                   Portfolio turnover ...............................   76.82%        179.58%      215.09%     228.19%      52.73%
                                                                      ========       ========     ========    ========    ========
===================================================================================================================================

                                                                                                Class D
                   The following per share data and ratios have      --------------------------------------------------------------
                   been derived from information provided in         For the Six
                   the financial statements.                         Months Ended              For the Year Ended June 30,
                                                                     December 31,    ----------------------------------------------
                   Increase (Decrease) in Net Asset Value:               2001          2001         2000         1999         1998
===================================================================================================================================
Per Share          Net asset value, beginning of period ............. $  18.23       $  19.76     $  10.44    $   9.41    $  10.66
Operating                                                             --------       --------     --------    --------    --------
Performance:       Investment income (loss)--net+ ...................     (.05)           .03         (.05)       (.08)       (.05)
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...........     (.85)          (.77)        9.37        1.25        (.79)
                                                                      --------       --------     --------    --------    --------
                   Total from investment operations .................     (.90)          (.74)        9.32        1.17        (.84)
                                                                      --------       --------     --------    --------    --------
                   Less dividends and distributions:
                     Investment income--net .........................     (.34)            --           --        (.14)         --
                     In excess of investment income--net ............       --             --           --          --          --
                     Realized gain on investments--net ..............     (.02)          (.64)          --          --          --
                     In excess of realized gain on investments--net .       --           (.15)          --          --        (.41)
                                                                      --------       --------     --------    --------    --------
                   Total dividends and distributions ................     (.36)          (.79)          --        (.14)       (.41)
                                                                      --------       --------     --------    --------    --------
                   Net asset value, end of period ................... $  16.97       $  18.23     $  19.76    $  10.44    $   9.41
                                                                      ========       ========     ========    ========    ========
==================================================================================================================================
Total Investment   Based on net asset value per share ...............   (5.02%)@       (3.83%)      89.27%      12.91%      (7.43%)
Return:**                                                             ========       ========     ========    ========    ========
==================================================================================================================================
Ratios to          Expenses .........................................    1.53%*         1.54%        1.64%       2.36%       1.88%
Average                                                               ========       ========     ========    ========    ========
Net Assets:        Investment income (loss)--net ....................    (.54%)*         .16%        (.32%)      (.92%)      (.46%)
                                                                      ========       ========     ========    ========    ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ......... $ 58,925       $ 55,633     $ 26,906    $  7,202    $ 11,026
Data:                                                                 ========       ========     ========    ========    ========
                   Portfolio turnover ...............................   76.82%        179.58%      215.09%     228.19%      52.73%
                                                                      ========       ========     ========    ========    ========
==================================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Amount is less than $.01 per share.
 @    Aggregate total investment return.

See Notes to Financial Statements.


                                    18 & 19

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are


                                    20 & 21

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001 terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .85%, on an annual basis, of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount that MLIM actually receives. For the six months ended December 31, 2001, MLIM paid MLAM U.K. a fee of $130,658 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                             Account        Distribution
                                          Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B.................................       .25%             .75%
Class C.................................       .25%             .75%
Class D.................................       .25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                               FAMD          MLPF&S
--------------------------------------------------------------------------------
Class A................................       $    5        $     99
Class D..............................         $8,623        $107,359
--------------------------------------------------------------------------------

For the six months ended December 31, 2001, MLPF&S received contingent deferred sales charges of $100,318 and $9,727 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $287 and $625 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of December 31, 2001, the Fund lent securities with a value of $4,172,940 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral of $4,687,609 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $14,062,826 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended December 31, 2001, QA Advisors received $6,767 in securities lending agent fees.

In addition, MLPF&S received $93,606 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended December 31, 2001, the Fund reimbursed MLIM $7,320 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FAMD, FDS and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2001 were $195,167,427 and $208,721,591, respectively.

Net realized gains (losses) for the six months ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Investments:
   Long-term .............................     $(11,225,765)      $ 18,472,533
   Short-term ............................            8,463                 --
   Financial futures contracts ...........       (2,613,600)        (1,132,400)
                                               ------------       ------------
Total investments ........................      (13,830,902)        17,340,133
                                               ------------       ------------
Currency transactions:
   Forward foreign exchange
   contracts .............................         (703,236)         1,594,330
   Foreign currency transactions .........         (473,620)          (156,932)
                                               ------------       ------------
Total currency transactions ..............       (1,176,856)         1,437,398
                                               ------------       ------------
Total ....................................     $(15,007,758)      $ 18,777,531
                                               ============       ============
--------------------------------------------------------------------------------

As of December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $18,472,533, of which $32,136,743 related to appreciated securities and $13,664,210 related to depreciated securities. The aggregate cost of investments at December 31, 2001 for Federal income tax purposes was $258,645,918.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $15,602,559 and $136,499,377 for the six months ended December 31, 2001 and for the year ended June 30, 2001, respectively.


                                    22 & 23

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended December 31, 2001                               Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................      1,332,622    $ 22,312,506
Shares issued to shareholders in
reinvestment of dividends &
distributions ..................................         83,535       1,467,062
                                                     ----------    ------------
Total issued ...................................      1,416,157      23,779,568
Shares redeemed ................................     (1,190,583)    (19,547,925)
                                                     ----------    ------------
Net increase ...................................        225,574    $  4,231,643
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2001                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................      3,180,033    $ 61,385,118
Shares issued to shareholders in
reinvestment of distributions ..................        124,677       2,314,020
                                                     ----------    ------------
Total issued ...................................      3,304,710      63,699,138
Shares redeemed ................................     (1,337,861)    (25,060,569)
                                                     ----------    -------------
Net increase ...................................      1,966,849    $ 38,638,569
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended December 31, 2001                               Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................        764,156    $ 12,436,393
Shares issued to shareholders in
reinvestment of dividends &
distributions ..................................         70,168       1,215,414
                                                     ----------    -------------
Total issued ...................................        834,324      13,651,807
Automatic conversion of shares .................       (201,145)     (3,280,390)
Shares redeemed ................................       (865,182)    (13,924,319)
                                                     ----------    ------------
Net decrease ...................................       (232,003)   $ (3,552,902)
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2001                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................      3,366,404    $ 64,845,730
Shares issued to shareholders in
reinvestment of distributions ..................        193,831       3,537,415
                                                     ----------    ------------
Total issued ...................................      3,560,235      68,383,145
Automatic conversion of shares .................       (215,666)     (4,100,733)
Shares redeemed ................................     (1,233,714)    (22,836,756)
                                                     ----------    ------------
Net increase ...................................      2,110,855    $ 41,445,656
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended December 31, 2001                               Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................        729,102    $ 11,813,869
Shares issued to shareholders in
reinvestment of dividends &
distributions ..................................         33,257         568,049
                                                     ----------    ------------
Total issued ...................................        762,359      12,381,918
Shares redeemed ................................       (292,142)     (4,618,934)
                                                     ----------    ------------
Net increase ...................................        470,217    $  7,762,984
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2001                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................      1,693,145    $ 31,930,066
Shares issued to shareholders in
reinvestment of distributions ..................         63,787       1,150,709
                                                     ----------    ------------
Total issued ...................................      1,756,932      33,080,775
Shares redeemed ................................       (399,680)     (7,266,241)
                                                     ----------    ------------
Net increase ...................................      1,357,252    $ 25,814,534
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended December 31, 2001                               Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................        577,564    $  9,681,634
Automatic conversion of shares .................        198,855       3,280,390
Shares issued to shareholders in
reinvestment of dividends &
distributions ..................................         57,835       1,010,951
                                                     ----------    ------------
Total issued ...................................        834,254      13,972,975
Shares redeemed ................................       (414,549)     (6,812,141)
                                                     ----------    ------------
Net increase ...................................        419,705    $  7,160,834
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended June 30, 2001                                   Shares          Amount
--------------------------------------------------------------------------------
Shares sold ....................................      1,892,430    $ 34,457,956
Automatic conversion of shares .................        212,545       4,100,733
Shares issued to shareholders in
reinvestment of distributions ..................         63,598       1,175,286
                                                     ----------    -------------
Total issued ...................................      2,168,573      39,733,975
Shares redeemed ................................       (478,073)     (9,133,357)
                                                     ----------    ------------
Net increase ...................................      1,690,500    $ 30,600,618
                                                     ==========    ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended December 31, 2001.

6. Commitments:

At December 31, 2001, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $461,000 and $2,815,000, respectively.


                                    24 & 25

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2001

PORTFOLIO INFORMATION

Worldwide Investments As of 12/31/01

                                                       Country of    Percent of
Ten Largest Holdings                                     Origin      Net Assets

Colin Corporation ................................   Japan               1.9%
Lear Corporation .................................   United States       1.4
Federated Department Stores, Inc. ................   United States       1.4
PT Hanjaya Mandala Sampoerna Tbk .................   Indonesia           1.3
Abercrombie & Fitch Co. (Class A) ................   United States       1.3
Shinhan Financial Group Co., Ltd. ................   South Korea         1.2
SPX Corporation ..................................   United States       1.2
Hana Bank ........................................   South Korea         1.2
AFC Enterprises, Inc. ............................   United States       1.1
Flowserve Corporation ............................   United States       1.1

                                                                     Percent of
Five Largest Industries                                              Net Assets

Banks ...........................................................        7.0%
Machinery .......................................................        4.7
Hotels, Restaurants & Leisure ...................................        4.6
Specialty Retail ................................................        4.2
Health Care Providers & Services ................................        3.7

[LOGO] Merrill Lynch Investment Managers [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Global SmallCap Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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